                                                                    EXHIBIT 99.1

February 9, 2001

Hugh Ward
Office of the United Shares Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

     Re: Monthly Operating Report
         Lernout & Hauspie Speech Products, N.V.
         Case No. 00-4398 (JHW)
         District of Delaware

     Enclosed is the Monthly Operating Report of Lernout & Hauspie Speech Products N.V. for the period of December 1, 2000 through December 31, 2000.

     Please contact me with any questions or comments.

Yours truly,

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.

/s/ Philippe Bodson
Philippe Bodson
Chief Executive Officer
Lernout & Hauspie Speech Products, N.V.

cc:  Clerk of the Bankruptcy Court
     Luc A. Despins                     Milbank, Tweed, Hadley & McCloy
     Allan S. Brilliant                 Milbank, Tweed, Hadley & McCloy
     Matthew S. Barr                    Milbank, Tweed, Hadley & McCloy
     Claude Gonthier                    Liedekerke Wolters Waelbroeck Kirpatrick
                                        & Cerfontaine
     Robert Dehney                      Morris, Nichols, Arsht & Tunnell
     Daniel H. Golden                   Akin, Gump, Strauss, Hauer & Feld, LLP
     Bill Lenhart                       BDO Seidman
     Frans Samyn                        BDO

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
               FOR THE PERIOD OF DECEMBER 1 - DECEMBER 31, 2000

          Debtor Name:        Lernout & Hauspie Speech Products, N.V.
          Case Number:        Case No. 00-4398 (JHW)

          As Chief Executive Officer of Lernout & Hauspie Speech Products, N.V., a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

          1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

               .    Balance Sheet
               .    Statement of Operations
               .    Statement of Cash Flows
               .    Summary of Bank Accounts
               .    Statement of Payments to Insiders

          2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

          3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

          4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

          5. No professional fees have been paid in connection with applications submitted to the court in the ordinary course.

          The attached Statements were prepared by Lernout & Hauspie Speech Products, N.V. under my direction and supervision. Lernout & Hauspie Speech Products, N.V. verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.


Dated: February 9, 2001            /s/ Philippe Bodson
                                   -----------------------------------------
                                   Philippe Bodson
                                   Chief Executive Officer
                                   Lernout & Hauspie Speech Products, N.V.

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
Case NO. 00-4398 (JHW)
MONTHLY OPERATING REPORT

                    LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                            (Debtor in Possession)
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 2000
                                  (Unaudited)

                                                                                                    ($000s)
                                                                                                  -----------
ASSETS
Current Assets:
    Cash & Cash Equivalents                                                                       $     1,757
    Accounts Receivable - Trade                                                                         7,262
    Prepaids & Other Current Assets                                                                     3,137
                                                                                                  -----------
Total Current Assets                                                                                   12,156
                                                                                                  -----------

Property, Plant and Equipment                                                     $    14,257
 Less: Accumulated Depreciation                                                        (3,439)
                                                                                  -----------
Property, Plant and Equipment (Net)                                                                    10,836
Investments in and Advances to Affiliated Companies (cost)                                          1,586,844
Accounts Receivable - Intercompany                                                                    252,173
Goodwill, net                                                                                         116,003
Deferred Charges, including capitalized intercompany research & development                            29,541
                                                                                                  -----------
TOTAL ASSETS                                                                                      $ 2,007,583
                                                                                                  ===========

LIABILITIES
Current Liabilities:
    Accounts Payable                                                                              $     2,300
    Accrued Liabilities                                                                                 1,438
                                                                                                  -----------
Total Current Liabilities                                                                               3,738
                                                                                                  -----------

Liabilities Subject to Compromise under Chapter 11 (Note 7)                                           704,260
Borrowing under GECC DIP Facility:
    Amount due to Dictaphone Corporation (Note 9)                                                       1,954

                                                                                                  -----------
TOTAL LIABILITIES                                                                                     709,952
                                                                                                  -----------

STOCKHOLDERS' EQUITY
    Common Stock                                                                                    1,681,021
    Accumulated Deficit                                                                              (364,059)
    Cumulative Currency Translation Adjustment                                                        (19,331)
                                                                                                  -----------
TOTAL STOCKHOLDERS' EQUITY                                                                          1,297,631
                                                                                                  -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                        $ 2,007,583
                                                                                                  ===========

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
Case No. 00-4398 (JHW)
MONTHLY OPERATING REPORT

                    LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                            (Debtor in Possession)
                            STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)


                                                                       ($000s)
                                                                      ---------

REVENUE
   License & Engineering                                              $     859
   Service (Maintenance, Training, Support)                               1,629
   Intercompany royalty charges (excluding Holdings and Dictaphone)       3,013
   Other                                                                    194
                                                                      ---------
Total Revenue                                                             5,695
                                                                      ---------
COST OF SALES
   Cost of Sales - License & Engineering                                    348
   Cost of Sales - Intercompany                                             395
                                                                      ---------
Total Cost of Sales                                                         743
                                                                      ---------

Gross Profit                                                              4,952
                                                                      ---------
OTHER EXPENSES
   Selling, General & Administrative                                      3,899
   Research & Development, including intercompany allocation              4,490
   Depreciation & Amortization                                            2,964
   Goodwill Amortization                                                  1,223
                                                                      ---------
Total Other Expense                                                      12,576
                                                                      ---------

Operating Loss                                                           (7,624)

Writedown of Assets (Note 10)                                           100,510
Other Income                                                                 16
                                                                      ---------

Net Loss                                                              $(108,118)
                                                                      ---------

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
Case No. 00-4398 (JHW)
MONTHLY OPERATING REPORT

                    LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                            (Debtor in Possession)
                            STATEMENT OF CASH FLOWS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)

                                                                                                         ($000s)
                                                                                                       ----------
     OPERATING ACTIVITIES
     Net Loss                                                                                          $ (108,118)
          Adjustments to reconcile net loss to
           Cash used in operating activities:
           Depreciation & Amortization                                                                      4,187
           Write-off of investments                                                                       100,510

          Net Change in Assets & Liabilities                                                                1,624
                                                                                                       ----------
     Net Cash used in Operating Activities                                                                 (1,797)
                                                                                                       ----------

     INVESTING ACTIVITIES
          Net Investment in Fixed Assets                                                                        -
                                                                                                       ----------
     Net Cash provided by Investing Activities                                                                  -
                                                                                                       ----------
     FINANCING ACTIVITIES
          Borrowings under GECC DIP Facility:
           Amount due to Dictaphone Corporation                                                             1,954
          Balance of Capital Contributions from Exercise of Stock Options (Incentive Equity Trust)          1,600
                                                                                                       ----------

     Net Cash provided by Financing Activities                                                              3,554
                                                                                                       ----------

                                                                                                       ----------
     Increase (decrease) in cash during the period                                                     $    1,757
                                                                                                       ==========
     Cash, beginning of period (Note 6)                                                                         -
     Cash, end of period                                                                                    1,757


Case No. 00-4398 (JHW)

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                       NOTES TO MONTHLY OPERATING REPORT


1. The monthly operating report of Lernout & Hauspie Speech Products N.V. ("L&H NV"), includes only the assets, liabilities and operations of L&H NV and excludes any of its subsidiaries. Assets and liabilities are stated at their historical cost; thus, such amounts do not reflect their fair market value.

2. L&H NV commenced a concordat reorganization proceeding in Belgium on November 30, 2000, which, subsequently was rejected by the Belgian court on December 8, 2000. On December 27, 2000, L&H NV commenced a subsequent concordat reorganization proceeding in Belgium, which was granted on January 5, 2001.

3. The financial information is unaudited and is subject to further review and potential adjustment. The books and records for the month of December 31, 2000 have not yet been closed and as a result, a number of estimates have been made in the monthly operating report. L&H NV has not yet determined the amount, if any, of royalties due to or from Dictaphone Corporation ("Dictaphone") and L&H Holdings USA, Inc. ("Holdings"). In addition, L&H NV has not yet completed its review of cash disbursements to determine the portion of any such disbursements that should be allocated to Dictaphone, Holdings or any of their subsidiaries. L&H NV has not yet recorded its share of interest and fees related to its borrowing under the GE Capital Corporation ("GECC") DIP Facility. As L&H NV closes its books and evaluates the net realizable value of its assets, including receivables, investment in affiliated companies, goodwill and deferred charges, other adjustments may be required.

4. L&H NV maintains its books and records under Belgian Generally Accepted Accounting Principles ("GAAP"). The monthly operating report is prepared following US GAAP and is in US dollars; accordingly, this report reflects certain estimates which are subject to change upon further analysis and the closing of the books. For example, the Investments in and Advances to Affiliated Companies is recorded at cost rather than equity as required under US GAAP since the required information is not available at this time. Research and Development costs, a portion of which has been capitalized and a portion expensed, includes intercompany allocations and may be adjusted under US GAAP. The estimated foreign currency translation effects incurred in December 2000 have been included in the Cumulative Currency Translation Adjustment as part of Stockholders' Equity, a portion of which may be required to be included in the Statement of Operations. No provisions for restructuring costs have been included in the monthly operating report as reasonable estimates have not yet been determined.

5. L&H NV is in process of completing a restatement of its previously reported financial statements as a result of certain "accounting irregularities", principally relating to the

Case No. 00-4398 (JHW)

    timing and validity of the reporting of revenue. In that regard, certain adjustment may be required to this monthly operating report as the restatement process is completed.

6. Two of the Belgium banks setoff sums held in L&H NV's bank accounts at the time of the commencement of the Chapter 11 cases. L&H NV is investigating as to whether the setoff is in violation of the automatic stay.

7.  Liabilities subject to compromise under Chapter 11 include the following:

                                                                      $000s
                                                                      -----
          Notes Payable to Banks                                 $  333,696
          Accounts Payable - Trade                                   14,227
          Accounts Payable - Intercompany                            88,457
          Accrued Expenses, principally interest and VAT Tax         28,096
          Deferred Income                                            54,642
          Long Term Debt - Intercompany                              52,294
          Obligations under capital lease                             7,186
          PIERS                                                     115,384
          Convertible Bonds                                           3,366
          Other                                                         912
                                                                    -------
          TOTAL                                                  $  704,260
                                                                    =======

8. Under the concordat, L&H NV may be obligated to pay interest on the Notes Payable to Banks in the amount of approximates $2.3 million per month. Any such payments would be subject to US Bankruptcy Court approval. Since no such approval was sought or granted, no accrual of such interest has been recorded in the monthly operating report.

9. Each of L&H NV, Dictaphone, and Holdings are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $10.0 million borrowed from GECC (plus GECC DIP fees of $530,000 that were added to the principal borrowed) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. L&H NV borrowed $1.954 million under the GECC DIP Facility as of December 31, 2000. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, including L&H NV, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

Case No. 00-4398 (JHW)


10. Asset write-downs include the following:

                                                              $000s
                                                              -----

          Investments:
            Korea                                          $ 68,659
            L&H Asia                                            238
          Receivables:
            Korea                                            25,708
            Other                                             3,002
          Inter-company Accounts:
            L&H Medical Solutions UK                              8
            L&H Direct LTD                                    2,894
                                                           --------
          TOTAL                                            $100,510
                                                           ========

Lernout & Hauspie Speech Products, N.V.
Case No. 00-4398 (JHW)
Listing of Bank Accounts
For the Month Ended December 31, 2000
(in US $)

                                                                                                         ($000s)
Bank Name                                  Account #      Description                                 Book Balance/2/
---------                                  ---------      -----------                                 ---------------
KAS IEPER                                   5700000       Petty cash                                              932
KAS WEMMEL                                  5700001       Petty cash                                               96
KAS IEPER IN US $                           5710000       Petty cash                                            1,105
KAS IEPER IN FRANSE FRANK                   5710001       Petty cash                                              343
KAS IEPER IN NEDERLANDSE GULDEN             5710002       Petty cash                                              265
KAS IEPER IN DUITSE MARKEN                  5710003       Petty cash                                              576
KAS IEPER IN ZWITSERSE FRANK                5710004       Petty cash                                              132
KAS IEPER IN SPAANSE PESETA                 5710005       Petty cash                                                7
KAS IEPER IN ITALLAANSE LIRES               5710006       Petty cash                                              301
KAS IEPER IN BRITSE PONDEN                  5710007       Petty cash                                              461
KAS IEPER IN ZWEEDSE KRONEN                 5710008       Petty cash                                              106
KAS IEPER IN CANADESE DOLLAR                5710009       Petty cash                                               33
KAS IEPER IN JAPANSE YEN                    5710010       Petty cash                                              267
KAS IEPER IN HONGKONG DOLLAR                5710011       Petty cash                                              157
KAS IEPER SINGAPORE DOLLAR                  5710012       Petty cash                                              324
KAS IEPER IN GRIEKSE DRACHMEN               5710013       Petty cash                                               14
KAS IEPER IN DEENSE KRONEN                  5710014       Petty cash                                              171
KAS IEPER IERSE PONDEN                      5710015       Petty cash                                              211
KAS IEPER PORTUG ESCUDO'S                   5710016       Petty cash                                               79
KAS IEPER FINSE MARKEN                      5710017       Petty cash                                               36
KAS IEPER IN ZUID-KOREAANSE WON             5710018       Petty cash                                              139
KAS IEPER NOORSE KRONEN                     5710019       Petty cash                                              199
MENDEZ ACCOUNT                                            Cash Held by Mendez as of 12/31/2000                204,344
                                                                                                      ---------------

                                                          Total Available Cash                        $       210,298
                                                                                                      ---------------

                                                          Cash Deposits in Transit (Available)        $     1,546,702
                                                                                                      ---------------

                                                          Total Book Balance                          $     1,757,000
                                                                                                      ===============

Note:
----
/1/These are savings accounts.

/2/Converted at the exchange rate of $1.0747 Euros per US dollar

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
Case No. 00-4398 (JHW)
Summary of Payments to Insiders
For the Month Ended December 31, 2000
(in US $)

Name                             Amount /1/   Reason
----                             ----------   ------

Jo Lernout                        $  13,964   Salary

Ellen Spooren                           657   Car Allowance

Dr. Bert Van Coile                   28,487   Salary
Dr. Bert Van Coile                   12,720   Expense Reimbursements

Carl Dammekens                       28,487   Salary
Carl Dammekens                          728   Car Allowance
                                  ---------

 Total Payments to Insiders       $  85,043
                                  =========


Note:
-----

/1/ Amounts shown above were converted at the December month end exchange rate of 42.9674 Belgium francs per US dollar.